UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2021

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

641 Lexington Avenue

27th Floor

New York, NY 10022

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.02 Termination of a Material Definitive Agreement.

On July 14, 2021, Staffing 360 Solutions, Inc. (the “Company”), was notified by its lender, Affinity Bank, that the U.S. Small Business Administration (“SBA”) Paycheck Protection Program (“PPP”) loans for the Company’s subsidiaries Key Resources Inc. (“KRI”), Lighthouse Placement Services, LLC (“LH”) and Staffing 360 Georgia, LLC (“SG”), in the amounts of $5,442,700, $1,889,794 and $2,062,557, respectively, in principal and $63,347, $21,995 and $23,949, respectively, in interest, were forgiven in their entirety by the SBA.

In addition to the forgiveness of the KRI, LH and SG PPP loans, and as previously reported on our Current Report on Form 8-K, filed on May 26, 2021, on May 25, 2021, the Company had previously received notification of forgiveness for the Monroe Staffing Services, LLC PPP loan. In total, the Company has received full forgiveness of its PPP loans totaling $19,395,051 of principal and $214,013 in interest.

The PPP was administered by the SBA. The SBA was given the authority under the PPP to forgive loans if program requirements were met for a required, covered, period and the loan proceeds were used for payroll, rent and utilities. The Company applied for debt forgiveness in September 2020.

Additional information about the Company’s PPP loans can be found in the Current Reports on Form 8-K, filed by the Company with the United States Securities and Exchange Commission on May 15, 2020, May 26, 2020 and May 26, 2021 as well as in the Company’s Annual Report on Form 10-K, filed by the Company with the United States Securities and Exchange Commission on April 16, 2021, and the Company’s latest Quarterly Report on Form 10-Q, filed by the Company with the United States Securities and Exchange Commission on May 18, 2021.

The foregoing description of the forgiveness of the PPP loans for KRI, LH and SG does not purport to be complete; the Company plans to file any related documents as exhibits to its Interim Report on Form 10-Q for the quarter ended July 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2021	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer